UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2015
PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Cambridge Plaza Drive
Winston-Salem, NC  27104
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  336-331-4000

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2015, Primo Water Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2015.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, Primo Water Corporation (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved an amendment (“Amendment No. 1”) to the Company’s Amended and Restated 2010 Omnibus Long-Term Incentive Compensation Plan (the “2010 Omnibus Plan” and, as amended, the “Amended 2010 Omnibus Plan”).  The Amended 2010 Omnibus Plan is substantially similar to the 2010 Omnibus Plan except that it increases the number of shares of the Company's common stock authorized for issuance from 2,892,674 shares to a total of 3,392,674 shares and increases the number of shares issuable pursuant to incentive stock options to a total of 3,718,735 shares.  A description of the material terms and conditions of Amendment No. 1 and the Amended 2010 Omnibus Plan appears on pages 31-38 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 30, 2015 (the “Proxy Statement”).  Amendment No. 1 is filed as Exhibit 10.1 to this Form 8-K and the terms thereof are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 30, 2015.  The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement, are as follows:

Proposal 1 – Election of the two directors nominated by the Company’s Board of Directors as Class II directors to serve until the 2018 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
Malcom McQuilkin	12,078,316	753,507	9,889,566
David L. Warnock	12,072,988	758,835	9,889,566

Proposal 2 – Approval of an amendment to the Amended and Restated 2010 Omnibus Long-Term Incentive Plan to increase the number of shares available for issuance thereunder by 1,500,000:

For	Against	Abstain	Broker Non-Votes
11,617,861	1,189,420	24,542	9,889,566

Proposal 3 – Ratification of the Audit Committee’s appointment of McGladrey LLP as the Company’s independent registered public accounting firm for 2015:

For	Against	Abstain	Broker Non-Votes
22,536,283	173,960	11,146	N/A

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Exhibit Description

10.1	Amendment No. 1 to 2010 Omnibus Long-Term Incentive Plan.
99.1	Press Release dated May 5, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: May 5, 2015	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
April 30, 2015	001-34850

PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment No. 1 to 2010 Omnibus Long-Term Incentive Plan.
99.1	Press Release dated May 5, 2015.